PROXY STATEMENT OF OPPORTUNITY PARTNERS L.P., A STOCKHOLDER OF
THE FIRST ISRAEL FUND, INC., IN OPPOSITION TO THE SOLICITATION BY
                     THE BOARD OF DIRECTORS

 ANNUAL MEETING OF SHAREHOLDERS (To be held on ----------, 2005)

Opportunity Partners, L.P., a stockholder of The First Israel Fund, Inc. (the "Fund"), am sending this proxy statement and the enclosed GREEN proxy card to stockholders of record as of ------- ------- 2005 (the "Record Date") of the Fund. We are soliciting a proxy to vote your shares at the Annual Meeting of Shareholders of the Fund (the "Meeting"). Please refer to the Fund's proxy soliciting material for additional information concerning the Meeting and the matters to be considered by shareholders including the election of directors.

This proxy statement and the enclosed GREEN proxy card are first being sent to shareholders of the Fund on or about ------------, 2005.

                          INTRODUCTION

There is one matter that the Fund has scheduled to be voted upon at the Meeting, the election of directors. We intend to nominate two persons for election as directors and to introduce a proposal recommending that shareholders of the Fund be afforded an opportunity to realize net asset value ("NAV") for their shares as soon as practicable. With respect to these matters, we are soliciting a proxy to vote your shares FOR the election of our nominees and
FOR the NAV proposal.

How Proxies Will Be Voted

If you wish to vote FOR the election of our nominees and/or to vote on the NAV proposal, you may do so by completing and returning a GREEN proxy card. If you return a GREEN proxy card to us or to my agent, your shares will be voted on each matter as you indicate.

If you do not indicate how your shares are to be voted on a matter, they will be voted FOR the election of our nominees and FOR Proposal 2. If you return a GREEN proxy card, you will be granting the proxy holder(s) discretionary authority to vote on any other matters that may come before the Meeting including matters relating to the conduct of the Meeting.

Voting Requirements

The presence in person or by proxy of at least a majority of the Fund's outstanding shares shall constitute a quorum. The two nominees receiving the greatest number of votes cast will be elected directors. Proposal 2 requires the affirmative vote of a majority of the votes cast at the Meeting for approval.


Revocation of Proxies

You may revoke any proxy prior to its exercise by (i) delivering a written revocation of your proxy at the Meeting; (ii) executing and delivering a later dated proxy; or (iii) voting in person at the Meeting. (Attendance at the Meeting will not in and of itself revoke a proxy.) There is no limit on the number of times you may revoke your proxy prior to the Meeting. Only your latest dated proxy will be counted.

Information Concerning the Soliciting Shareholder

Opportunity Partners, the soliciting stockholder, is a private investment partnership whose portfolio manager is Phillip Goldstein. As of -----------, 2005, Opportunity Partners beneficially owned ---------- shares of the Fund, of which ----- --- shares have been purchased during the past twelve months and ------------ shares in the prior past twelve months. As of ----- ------, 2005, Mr. Goldstein, his clients (including Opportunity Partners) and clients of his affiliates beneficially owned ------ ---- shares of the Fund, of which -------- shares have been purchased during the past twelve months and ------------ shares in the prior past twelve months.

                  REASONS FOR THE SOLICITATION

The board of directors has refused our request to take action to address the Fund's persistent discount. Consequently, we are proposing that shareholders of the Fund be afforded an opportunity to realize NAV for their shares as soon as practicable and that our nominees be elected to persuade the other directors to implement this proposal.

                PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, we intend to nominate the following persons for election as directors. Each nominee has consented to being named in this proxy statement and to serve as a director if elected. Mr. Goldstein personally or jointly with his wife owns ------- shares of the Fund and Mr. Hellerman does not own any shares. Neither nominee has any arrangement or understanding with any person with respect to any future employment by the Fund or by any affiliate of the Fund. We do not know of any material conflicts of interest that would prevent either nominee from acting in the best interest of the Fund. Please refer to the Fund's proxy soliciting material for additional information concerning the election of directors.

Gerald Hellerman (Age 67), 10965 Eight Bells Lane, Columbia, MD
21044
Principal of Hellerman Associates, a financial and corporate consulting firm; director of The Mexico Equity and Income Fund; director and President of Innovative Clinical Solutions, Ltd., director of Frank's Nursery & Crafts, director of MVC Capital; director of Brantley Capital Corporation. Mr. Hellerman is presently serving as Manager-Investment Advisor for a U.S. Department of Justice Settlement Trust. Mr. Hellerman has served as a Trustee or Director of Third Avenue Value Trust, a Trustee of Third Avenue Variable Series Trust, and a Director of Clemente Strategic Value Fund.

Phillip Goldstein (Age 59), 60 Heritage Drive, Pleasantville, NY
10570
Investment advisor since 1992. Mr. Goldstein has been a director of Brantley Capital Corporation since 2002 and of The Mexico
Equity and Income Fund since 1999.

 PROPOSAL 2:  A RECOMMENDATION THAT SHAREHOLDERS OF THE FUND BE
 AFFORDED AN OPPORTUNITY TO REALIZE NET ASSET VALUE ("NAV") FOR
               THEIR SHARES AS SOON AS PRACTICABLE

The most obvious ways to allow stockholders to realize NAV are open-ending, an orderly liquidation or a self-tender offer. Each of these alternatives may also have adverse effects such as increasing the Fund's expense ratio or the percentage of assets held in illiquid investments. In the absence of contrary instructions, the proxy holder(s) will vote your shares FOR this proposal.

                        THE SOLICITATION

Opportunity Partners, the soliciting shareholder, is making this solicitation. Persons affiliated with or employed by us or our affiliates may assist us in the solicitation of proxies. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners of shares for whom they hold shares of record. We will reimburse these organizations for their reasonable out-of-pocket expenses.

Initially, we will bear all of the expenses related to this proxy solicitation. Because we believe that all shareholders will benefit from this solicitation, we intend to seek reimbursement of our expenses from the Fund. Shareholders will not be asked to vote on the reimbursement of our solicitation expenses which we estimate will be $20,000. There is no arrangement or understanding involving us or any of our affiliates relating to future employment by or any future transaction with the Fund or any of its affiliates.

DATED: --------------, 2005
















                           PROXY CARD

 Proxy Solicited in Opposition to the Board of Directors of The
 First Israel Fund, Inc. by Opportunity Partners for the Annual
                     Meeting of Shareholders

The undersigned hereby appoints Rajeev Das, Andrew Dakos and Phillip Goldstein and each of them, as the undersigned's proxies, with full power of substitution, to attend the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") on ----- ----, 2005, (the "Meeting"), and any adjournment or postponement thereof, and to vote on all matters that may come before the Meeting and any such adjournment or postponement the number of shares that the undersigned would be entitled to vote if present in person, as specified below.

(INSTRUCTIONS:  Mark votes by placing an "x" in the appropriate [
].)

1. ELECTION OF TWO DIRECTORS

[ ] FOR GERALD HELLERMAN            [ ] WITHHOLD AUTHORITY

[ ] FOR PHILLIP GOLDSTEIN                [ ] WITHHOLD AUTHORITY

2. A RECOMMENDATION THAT SHAREHOLDERS OF THE FUND BE AFFORDED AN
OPPORTUNITY TO REALIZE NET ASSET VALUE ("NAV") FOR THEIR SHARES
AS SOON AS PRACTICABLE

  FOR [   ]        AGAINST [   ]               ABSTAIN [   ]

Please sign and date below. Your shares will be voted as directed. If no direction is made, this proxy will be voted FOR the election of the nominees named above in Proposal 1 and FOR Proposal 2. The undersigned hereby acknowledges receipt of the proxy statement dated ------------, 2005 of Opportunity Partners and revokes any proxy previously executed. (Important - Please be sure to enter date.)



SIGNATURE(S)___________________________  Dated: _______________